Exhibit 10.10

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) dated as of ___________, 2016 is by and between ECOSPHERE DEVELOPMENT COMPANY LLC, a Washington limited liability company (the “Borrower”), with and in favor of ________________, a ____________ company (together with its successors and assigns, the “Lender”).

R E C I T A L S

WHEREAS, on the date hereof, the Borrower is delivering to the Lender a Senior Secured Promissory Note in the original principal balance of $__________________ (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Note”); and

WHEREAS, on the date hereof, as security for obligations under the Note and all other Obligations (as defined in the Note), Borrower desires to grant to Lender a security interest in the Collateral (as defined herein);

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

DEFINITIONS.

All terms used herein which are defined in the Note or in Article 1, 8 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined herein.

2.

GRANT OF SECURITY INTEREST.

(a)

Borrower hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender as collateral security for the Obligations, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.  Borrower represents, warrants, and covenants that the security interest granted herein shall be and shall at all times continue to be a first priority perfected security interest in the Collateral.

(b)

“Collateral” is Borrower’s right, title and interest in and to all of Borrower’s right, title and interest in and under the Sublease Agreement, the Equipment Lease Agreement, the Technology License Agreement and the Ecosphere Development Company Consulting Services Agreement (collectively the “Grower Agreements”), each dated June 22, 2016 and between Borrower and Galaxy Groves, LLC, a Washington limited liability company (“GG”), and all personal property, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, including without limitation, the following: All goods, accounts (including receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, copyright rights, copyright applications, copyright registrations, copyright licenses, patents, patent applications, patent licenses, trademarks, trademark applications, trademark licenses and all goodwill associated with or symbolized therewith, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all books and records of Borrower relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.  Nothing contained in this Section 2(b) shall be deemed to provide Lender with any license to any patents or trade secrets held by Ecosphere Technologies, Inc., as well as copyright rights, copyright applications, copyright registrations, copyright licenses,  patent applications, patent licenses, trademarks, trademark applications, and trademark licenses except to the limited extent such license is  needed or useful to enable Lender or its transferee to operate the equipment which is part of the Collateral on the premises subleased to GG.  Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: any rights or interest in any Washington marijuana licenses  (each a “Marijuana License”) (but not its economic value) to the extent (and only to the extent) that under the terms of such Marijuana License or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law, and such prohibition or restriction has not been waived or the consent of the Washington State Liquor and Cannabis Board (“LCB”) has not been obtained (provided, that, (A) the foregoing exclusions of this clause shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of RCW 62A.9A chapter. or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Lender’s security interest or lien notwithstanding the prohibition or restriction on the pledge of such Marijuana License, contract, lease, permit, license, or license agreement, and (B) the foregoing exclusions shall in no way be construed to limit, impair, or otherwise affect any of Lender’s continuing security interests in and liens upon any rights or interests of Borrower in or to (1) monies due or to become due under or in connection with any Marijuana License or other described contract, lease, permit, license, or license agreement, (2) any proceeds from the sale, license, lease, or other dispositions of any such Marijuana License or other contract, lease, permit, license, or license agreement, (3) any private attributes under the Marijuana License (as opposed to public rights to assign the Marijuana License specifically reserved to the Washington State Liquor and Cannabis Board), and (4) any other economic interest arising under or from the Marijuana License.  Notwithstanding the security interest in those items described in Clause (B), the Borrower may use the proceeds to operate its business and pay such sums to and on behalf of Ecosphere Technologies, Inc.

In the event that any portion of this Section 2(b) is deemed illegal, unlawful, or fails to strictly comply with the Marijuana Laws, or if any necessary approval of the LCB is not received, then that portion of Section 2(b) or collateralized items shall be excluded from the definition of “Collateral.”

(c) If this Agreement is terminated, Lender’s security interest in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash.  Upon payment in full in cash of the Obligations, Lender shall, at Borrower’s sole cost and expense, release its security interests in the Collateral and all rights therein shall revert to the Borrower.

(d) Borrower hereby authorizes Lender to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights hereunder.  Any such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Lender’s discretion.  Provided, however, any such description shall not amend or modify Section 2(b).

(e) Beyond the custody thereof, in accordance with the same procedures it employs with regard to its own property, the Lender shall not have any duty as to any Collateral.

3.

COLLATERAL COVENANTS.

(a)  Borrower hereby agrees that, anything herein to the contrary notwithstanding, Borrower shall assume full and complete responsibility for the prosecution, defense, enforcement or any necessary or desirable actions in connection with the Collateral, subject to the rights of the Lender.  Borrower hereby irrevocably appoints Lender as Borrower’s true and lawful attorney-in-fact, and authorizes Lender, in Borrower’s or Lender’s name, to do all acts and things which are necessary when an Event of Default exists, in Lender’s determination, to fulfill the Borrower’s obligations under this Agreement and the Note.  At the request of Lender at any time and from time to time, Borrower shall, at Borrower’s expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents.

(b)  Borrower covenants that it will notify Lender if GG is in default under the Grower Agreements, and during any default period Borrower will copy Lender on all correspondence with GG.

4.

REMEDIES.

Notwithstanding anything in this Section 4 to the contrary, if an Event of Default exists and the Lender elects to exercise its remedies under this agreement and/or the UCC, the Borrower shall have 90 days to seek a purchaser for all or any of the Collateral.  At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Loan Documents, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower except as such notice or consent is expressly provided for hereunder or required by applicable law.  All rights, remedies and powers granted to Lender hereunder, under any of the other Loan Documents, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction, without requirement for any bond or surety, to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Loan Documents.  Lender may at any time or times, proceed directly against Borrower to collect the Obligations without prior recourse to the Collateral or any other collateral.  Provided, however, Lender shall not exercise any rights which are in conflict with the UCC.  Lender may at any time or times, proceed directly against Collateral to collect the Obligations without prior recourse to the Borrower.

Without limiting the foregoing and subject to  the first sentence of this Section 4, or any of Lender’s rights under the Note, upon an Event of Default, Lender may, in its discretion (a) take possession of the Collateral, without resort to legal process and without prior notice to Borrower, for that purpose Borrower irrevocably appoints Lender its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender; (b) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral and/or (c) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower.  Lender, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations.  Lender will give Borrower at least ten (10) days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made.  Borrower agrees that ten (10) days is a reasonable time for such notice.  Provided, however, Lender shall not exercise any rights which are in conflict with the UCC.

Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Note and all costs and expenses of collection or enforcement, including attorneys' fees and expenses as set forth in the Note.

5.

WAIVERS AND CONSENTS; GOVERNING LAW.

(a)

This Security Agreement, the other Loan Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.  In the event of any inconsistency between the terms of this Security Agreement and any schedule or exhibit hereto, the terms of this Security Agreement shall govern.

(b)

This Security Agreement and terms hereof or thereof may not be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the party to be charged with such amendment, waiver, discharge or termination, and such amendment, waiver, discharger or termination shall be effective and binding as to Lender only in the specific instance and for the specific purpose for which given.

(c)

The validity, interpretation and enforcement of this Security Agreement and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of Washington (without giving effect to principles of conflicts of law).

(d)

Borrower irrevocably consents and submits to the non-exclusive jurisdiction of the Washington State Courts located within Seattle, Washington, and the United States District Court located therein, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Security Agreement or in any way in connection with or related or incidental to the dealings of Borrower and Lender in respect of this Security Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Borrower and Lender or the conduct of such Persons in connection with this Security Agreement shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or any property of Borrower in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on such assets or to otherwise enforce its rights against Borrower or any property of Borrower.

(c)

Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender’s option, by service upon Borrower in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, the Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Lender against Borrower for the amount of the claim and other relief requested.

(d)

BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION:

(i)

ARISING UNDER THIS SECURITY AGREEMENT, OR

(ii)

IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN BORROWER AND LENDER IN RESPECT OF THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  BORROWER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

BORROWER HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES SUCH

RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE REGARDING THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWER OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWER’S PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST BORROWER.  BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER, AND WAIVES ANY OBJECTION TO THE ISSUANCE OF SUCH PREJUDGMENT REMEDY BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS TO ANY ACTION BROUGHT BY THE LENDER.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

ECOSPHERE DEVELOPMENT COMPANY LLC

By:
Name:	Dennis McGuire, Sr.
Title:	Chief Executive Officer of Ecosphere
Technologies, Inc., Sole Member

LENDER:

By:
Name:
Title:

STATE OF FLORIDA

)

) ss.:

COUNTY OF MARTIN

)

On the ____ day of June in the year 2016 before me, the undersigned, personally appeared Dennis McGuire, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as  Chief Executive Officer of Ecosphere

Technologies, Inc., Sole Member of Ecosphere Development Company LLC.

____________________________

Notary Public